ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT is entered into as of this 15th day of June, 2000, by and among Internet Bransdsmall, Inc., a Delaware corporation ("Acquiror") and Emerging Technologies, Inc., a Arizona corporation ("ETI" or the "Company"); and the persons listed on Schedule A as the shareholders of ETI (the "Shareholders" and each a "Shareholder").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         Whereas the parties hereto desire that the Acquiror shall acquire all of the 100,000 issued and outstanding shares of ETI in exchange for 3,300,000 shares of Acquiror common stock on the basis of thirty three (33) shares of Acquiror for each share of ETI basis;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       TRANSFER OF ETI COMMON TO ACQUIROR.
                  Subject to and upon the terms and conditions hereof, on the Closing Date (as defined below) the Acquiror shall acquire from the Shareholders 100% of the issued and outstanding ETI Common (100,000 shares).

         2.       CONSIDERATION FOR THE TRANSFER OF THE ETI COMMON.
                  In consideration for the transfer to the Acquiror of shares of ETI Common, the Acquiror shall issue to the Shareholders tendering their ETI shares at the closing, an aggregate of 3,300,000 restricted shares of Acquiror Common for all of the ETI Common restricted Acquiror common shares on the basis of thirty three (33) Acquiror Shares for each ETI share. Unless otherwise specifically indicated hereinafter the Acquiror common shares referred to throughout this Agreement refer to restricted Acquiror common shares, which shares shall represent (at least 36.5%) of all issued and outstanding shares of Acquiror Common Stock when taking into consideration the fact that 5,140,000 shares of Acquiror Common Stock are currently issued and outstanding on a fully diluted basis and the Acquiror will engage in a best efforts, 400,000 shares or none offering of 600,000 shares of its common stock as more fully described herein. Acquiror has no other class of capital stock outstanding and has issued

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no warrants or options to purchase its capital stock. Acquiror has prepared a private placement memorandum relating to the offer by the Company through its officers, directors and existing shareholders of 600,000 shares of its common stock at an offering price $.50 per share to be offered on a "best efforts, 400,000 shares or none, basis" (the "Private Placement"). As set forth herein, the closing under the Private Placement of at least the Minimum Shares is a condition of this offering and the closing hereunder is a condition to the closing of the Private Placement (each of which shall occur simultaneously). While the Acquiror knows of no reason why the Private Placement can not be completed, no representation or warranty is made by this Agreement that the Private Placement will be completed.

         3.       {OMITTED}

         4.       TRANSFER AND EXCHANGE OF SHARES.
                  (a) It is the intention of the parties hereto that the consummation of the transactions contemplated herein, upon the terms and conditions set forth in this Agreement, shall result in the acquisition by the Acquiror, in exchange solely for an aggregate of 3,300,000 shares of its voting common stock (its only current issued and outstanding class of stock), for 100% of the ETI stock such that Acquiror will (a) have "control" (within the meaning of Section 368(c) of the Internal Revenue Code of 1954, as amended (the "Code")) of ETI after the consummation of the transactions contemplated hereby and that such transactions will constitute a "reorganization" within the meaning of
Section 368(a)(1)(B) of the Code and/or (b) that ETI shall become a wholly owned operating subsidiary of Acquiror (immediately subsequent to the conclusion of the acquisition).
         (b) RESTRICTIVE LEGEND ON ACQUIROR COMMON. Upon Closing the Shareholders shall transfer the ETI Common to Acquiror solely in exchange for an aggregate of 3,300,000 shares of restricted, non-registered Acquiror Common, which are voting shares, pursuant to the terms and provisions hereof. Certificates evidencing such shares of Acquiror Common shall bear the following restrictive legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SUCH ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

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         5.       REPRESENTATIONS AND WARRANTIES OF ETI. ETI makes the following representations and warranties to Acquiror, each of which is true and correct on the date hereof and shall be true and correct at Closing:

                  (a) DUE INCORPORATION, GOOD STANDING AND QUALIFICATION. ETI is a corporation duly organized, validly existing and in good standing under the laws of Arizona, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

                  (b) CORPORATE AUTHORITY. ETI has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of ETI has unanimously and duly authorized the execution, delivery and performance of this Agreement.

                  (c) CAPITAL STRUCTURE.

                      (i) ETI is authorized to issue 100,000 shares of Common Stock, without par value, which are voting shares, all of which shares is validly issued and outstanding, fully paid and non-assessable as of the date hereof, and none of which shares, to ETI's knowledge, have any liens and/or encumbrances against them. Schedule A hereto accurately sets forth the name, address, social security or taxpayer identification number of each shareholder of ETI.

                      (ii) There are no options, warrants, rights, stockholder agreements or other agreements or instruments outstanding giving any person the right to acquire any shares of ETI Common and there are no commitments to issue any options, warrants or rights to acquire shares of ETI Common.

                  (d) SUBSIDIARIES.  ETI has no subsidiaries.

                  (e) LITIGATION. To the best of its knowledge there are no pending or threatened material suits, legal proceedings, claims or governmental investigations of any kind against or with respect to ETI, the Shareholders and/or ETI's assets or any basis for any such material suit, legal proceeding, claim or governmental investigation which would individually, or in the aggregate, have a materially adverse effect on the business or properties of ETI.

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                  (f) TAXES. ETI has filed all applicable tax returns required to be filed to date in accordance with the provisions of law pertaining thereto, and has paid all taxes, interest, penalties and assessments (including, without limitation, income, withholding, excise, unemployment, Social Security, occupation, transfer, franchise, property, sales and use taxes, and all penalties and interest in respect thereof) required to have been paid to date.

                  (g) GOVERNMENTAL CONSENT. To the best of ETI's knowledge, no permit, consent, approval or authorization of, or filing with, any governmental regulatory authority or agency is required of ETI in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (h) COMPLIANCE WITH LAWS. ETI has not received any notice that it is not in compliance with all material applicable existing requirements of laws, foreign, federal, state and local, and all existing applicable material requirements of governmental bodies or agencies having jurisdiction over it and to the best of its knowledge has all necessary licenses (foreign, federal, state and/or local) required of it in order to conduct its current business activities.

                  (i) FINANCIAL STATEMENTS. (a) The financial statements of ETI, as of December 31, 1999 (the "Financial Statements") previously delivered to Acquiror and attached hereto as an Exhibit, have been audited by Simon Krowitz Bolin & Associates, CPA's ("SKB"). To the best of ETI's knowledge, the Financial Statements have been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the financial condition of ETI as of the dates and for the periods stated therein. The financial statements of ETI as of March 31, 2000 (the "Interim Financial Statements") previosly delivered to Acquiror and attached hereto as on Exhibit, have been reviewed by SKB. To the best of ETI's knowledge, the Financial Statements and the Interim Financial Statements have each been prepared in accordance with generally accepted accounting principles, are correct and complete in all material respects and fairly and accurately present the financial condition of ETI as of the dates and for the periods stated therein. ETI has no material liabilities or obligations of a type which would be included in a balance sheet prepared in accordance with generally accepted accounting principles, except as and to the extent disclosed on the Financial Statements or Interim Financial Statements delivered hereunder. The words "Financial Statements" and "Interim Financial Statements as same appear throughout this Acquisition Agreement refer to both the Financial Statements and

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the Interim Financial Statements as well as all Notes to the Financial
Statements and the Interim Financial Statements in their entirety (unless otherwise specifically indicated). ETI has no reason to believe that Acquiror will not be able to continue to prepare audited financial statements of ETI to enable Acquiror to timely require such reports as may in the future be required of it as a company subject to the reporting requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or that such financial information can not be prepared with respect to ETI as would be required for inclusion in a registration statement under the Securities Act of 1933, as amended (the 1933 Act") on Form SB-2.

                  (j) CONFLICT WITH DOCUMENTS. Neither the execution, delivery and performance of this Agreement by ETI, nor the consummation of the transactions contemplated hereby, either immediately or with the passage of time or the giving of notice or both will:

                      (i) conflict with or cause a breach or default under any of the terms and conditions of, or result in a termination or modification of, or cause any acceleration of any material obligations of ETI, under any contract, lease or other instrument to which ETI is bound; or

                      (ii) conflict with any material provisions of ETI's Certificate of Incorporation, By-laws or any other laws or regulations by which ETI is bound; or

                       (iii) result in the creation or imposition of any liens, charge or encumbrance against ETI or any of its assets.

                  (k) ABSENCE OF MATERIAL CHANGES. Except as specifically set forth herein or in any Exhibit hereto or in ETI's Financial Statements or the Interim Financial Statements, since the date of the auditing accountant's letter (report) referred to in paragraph 5 (i) hereof:

                      (i) there has not been any change materially adversely affecting the financial condition of ETI;

                      (ii) ETI has operated its business in the ordinary course of business which includes the continual marketing efforts in accordance with its business plan;

                      (iii) ETI has maintained its books, accounts and records in the usual, customary and ordinary manner;

                      (iv) ETI has not knowingly waived any pre-existing right of substantial value; and

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                      (v)    ETI has not borrowed any money outside the ordinary
course of business.

                  (l) STATEMENTS AND OTHER DOCUMENTS NOT MISLEADING. No provision of this Agreement relating to ETI or any other document, schedule or other information furnished by ETI to Acquiror in connection with the execution, delivery and performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated in order to make the statement, in light of the circumstances in which it is made, not misleading.

                  (m) ACKNOWLEDGMENT OF AWARENESS OF ETI OF ACQUIROR INTENTION TO ENGAGE IN AN INITIAL PUBLIC OFFERING. ETI acknowledges being advised by Acquiror that:

                      (i) Acquiror intends to file a registration statement under the 1933 Act on Form SB-2 and to register its securities for sale in a public offering and thereafter to be a reporting company under Section 12(g) of the 1934 Act and thereby to become subject to reporting requirements under
Section 13 or 15(d) of the 1934 Act.

                      (ii) In order for Acquiror to comply with the foregoing intentions, ETI shall be required to furnish to Acquiror such information concerning ETI as may be required by applicable laws, rules and regulations, including but not limited to certified financial statements of ETI for at least its last two fiscal years (or such period of time as may be necessary) and unaudited financial statements for any interim periods as may be required.

                  (n) COOPERATION. ETI will fully cooperate in the completion of the transactions contemplated by this Agreement, including, but not limited to, the Private Placement.

         6. TITLE TO THE SHARES. Each of the Shareholders represents and warrants to Acquiror that he or she has good and marketable title to the ETI Common delivered by him to Acquiror, free and clear of any liens, pledges, claims and encumbrances (other than restriction on transfer as a result of securities laws), and each has the right to sell, transfer and assign the foregoing to Acquiror.

         7. REPRESENTATIONS AND WARRANTIES OF ACQUIROR. Acquiror makes the following representations and warranties to ETI and to the Shareholders each of which is true and correct on the date hereof and shall be true and correct at Closing.

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                  (a) DUE INCORPORATION, GOOD STANDING AND QUALIFICATION.
Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its assets and to carry on its business (if any) as it is now being conducted. Acquiror has been inactive since its formation, its chief business activity being its search for a suitable acquisition candidate.

                  (b) CORPORATE AUTHORITY. Acquiror has the full corporate power and authority to enter into, execute and deliver this Agreement.

                  (c) CAPITAL STRUCTURE.

                      (i) As of the date hereof, Acquiror has authorized 50,000,000 shares of common stock, par value $.0001 per share, 5,140,000 of which are issued and outstanding, fully paid and non-assessable. Acquiror has authorized 5,000,000 shares of Preferred Stock, in series as designated by its Board of Directors, none of which has been designated or is issued or is outstanding. Except for the foregoing or as may be indicated in this Agreement there are no other outstanding securities of the Acquiror.

                      (ii) Except as specifically set forth herein or by Exhibit annexed hereto there are no pre-emptive rights, options, warrants, or other rights, stockholder agreements or other agreements or instruments outstanding giving any person the right to acquire any securities of Acquiror, nor are there any commitments to issue any options, warrants or rights to acquire securities of Acquiror or any obligation to issue any other form of securities or notes of Acquiror to anyone nor have any dividends been declared by Acquiror or shares of Acquiror set aside for such purposes.

                  (d) STATUS OF ACQUIROR COMMON STOCK TO BE ISSUED. The shares of Acquiror Common to be issued pursuant to this Agreement shall be, when issued, duly and validly authorized and issued, fully paid and non-assessable and each of such shares shall bear the restrictive legend as heretofore indicated in elsewhere in this Agreement and the record and beneficial owner of such shares shall receive good and marketable title to such shares free and clear of any liens and/or encumbrances.

                  (e) SUBSIDIARIES.  The Acquiror has no Subsidiaries.

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

                  (f) LITIGATION. There are not now nor have there been since the inception of Acquiror any pending or threatened suits, legal proceedings, claims or governmental investigations against or with respect to Acquiror or its assets or any basis for any such suits, legal proceedings, claims or governmental investigations.

                  (g) CONFLICT WITH DOCUMENTS. Neither the execution, delivery and performance of this Agreement by Acquiror nor the consummation of the transactions contemplated hereby, either immediately or with the passage of time or the giving of notice or both will:

                      (i) Conflict with or cause a breach or default under any of the terms and conditions of, or result in a termination or modification of, or cause any acceleration of any obligations of Acquiror under any contract, lease or other instrument to which Acquiror is bound; or

                      (ii) Conflict with or violate the provisions of Acquiror's Certificate of Incorporation, as and if amended, and By-laws or any other laws or regulations by which Acquiror is bound; or

                      (iii) Result in the creation or imposition of any lien, charge or encumbrance against Acquiror or any of its assets.

                  (h) TAXES. Acquiror has filed (or will promptly file) all applicable Federal, state, local and foreign tax returns required to be filed to date in accordance with the provisions of law pertaining thereto and has paid (or will promptly pay) all taxes, interest, penalties and assessments (including without limitation, income, withholding, excise, unemployment, social security, occupation, transfer, franchise, property, sales and use taxes, and all penalties and interest in respect thereof) required to have been paid to date; and all taxes of all types have been accrued on the Acquiror's books or paid as the case may be.

                  (i) FINANCIAL STATEMENTS.

                      (i) Acquiror has been inactive and its only assets are approximately $2,400 in cash. The Acquiror does not have any liabilities. The Acquiror has maintained such books and records as will enable it to prepare such Financial Statements as will be requirred for a registration statement under the 1933 Act and any reports as may be required under Section 12(g) of the Exchange Act as contemplated by this Agreement.

                      (ii) The books and records of Acquiror have been and are being maintained in accordance with all applicable legal and accounting requirements, fully and fairly reflect all of the transactions of Acquiror and are correct and complete in all material respects.

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                  (k) STATEMENTS AND OTHER DOCUMENTS NOT MISLEADING. No
provision of this Agreement relating to Acquiror or any other document, schedule or other information furnished by Acquiror to ETI and/or the Shareholders in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omit or will omit to state a material fact required to be stated in order to make the statement, in light of the circumstances in which it is made, not misleading.

                  (l) NO CONTRACTS. Acquiror is not a party to or bound by any written, oral or implied contract, agreement, lease, power of attorney, guaranty, surety arrangement, or other commitment, other than as may be indicated in its financial statements and notes thereto and/or as annexed hereto and marked as an Exhibit hereto.

                  (m) ACTIONS SINCE FORMATION. Since its formation, Acquiror, except as specifically provided herein, has not taken any action either within or without the ordinary and usual course of business; has not borrowed any money or become liable for any obligations nor become contingently liable for any obligation or liability of itself or others; has paid all of its debts and obligations as they have become due; has not incurred any debt, liability or obligation of any nature to any party except for obligations arising under this Agreement; has not knowingly waived any right of value; has used its best efforts to preserve its business organization intact; and has maintained its books, accounts and records in the usual, customary and ordinary manner.

                  (n) GOVERNMENTAL CONSENT. To the best of Acquiror's knowledge, no permit, consent, approval or authorization of any governmental or regulatory authority or agency or any third party is required of Acquiror in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  (o) Attached hereto as an Exhibit and/or if not attached hereto nevertheless incorporated herein by reference are true, correct and complete copies of: Certificate of Incorporation of Acquiror and any and all amendments thereto By-Laws of Acquiror Acquiror's List of Shareholders. All of the foregoing remains unchanged and in full force and effect as of the date hereof. All references to any of the foregoing in this Agreement, however such documents are named or described, will mean those documents included in such Exhibit.

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                  (p) The Acquiror does not now have and from the date hereof to and through the Closing shall not have (i) any full time employees; nor (ii) any obligation to pay for services rendered to or in respect of Acquiror except in connection with this Agreement and the transactions contemplated hereby, the aggregate cost of which shall not exceed $15,000; and (iii) any other obligations or liabilities, including without limitation to those in respect to any health insurance, pension, profit sharing, deferred salary or any other employee benefit plan.

                  (q) Neither the Acquiror nor any of its officers or directors nor any of its affiliates, has employed any broker or finder or incurred any liability for any brokerage fees or commissions or the like in connection with this Agreement and the transactions contemplated hereby, and the Acquiror shall indemnify and hold ETI and the Shareholders harmless from and against any liability for any of the same, together with all costs of defending any claims or demands for the same, including but not limited to reasonable attorney fees.

         8. MUTUAL COVENANTS. The parties hereto agree to execute and deliver all such other documents as any party and/or their respective counsel may reasonably request in writing from the date hereof until Closing (and if necessary subsequent to Closing) in order to effectuate the transactions contemplated by this Agreement.

         9.       COVENANTS OF ETI.

                  (a) From the date hereof until the Closing Date, both ETI and the Shareholders shall use their best efforts to cause ETI to:

                      (i) Conduct its business activities and affairs in the ordinary course of business in accordance with its business plan as previously delivered to Acquiror;

                      (ii) Use its best efforts to preserve its business organization intact, to keep available the services of those current employees that ETI, in its discretion, feels should be retained and to preserve its relationship with customers to the extent practicable and all others with whom it deals similarly to the extent practicable and/or reasonable;

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                      (iii)  Properly give Acquiror notice of any material
adverse change in its financial condition, business or affairs;

                      (iv) Not mortgage, pledge, transfer or assign any of its assets without written consent of the Acquiror.

                      (v) Maintain its books and records in a manner consistent with past practices;

                      (vi) Not enter into any employment agreements without the written consent of the Acquiror.

                      (vii) Make available for inspection all books and records which Acquiror may reasonably request from time to time as Acquiror deems necessary or appropriate to evaluate the business affairs and financial condition of ETI.

                      (viii) Furnish Acquiror with such information, financial or otherwise, concerning ETI, the Shareholders, officers and directors, as is available to ETI and as Acquiror may reasonably request.

                  (b) Notwithstanding anything to the contrary that may be contained in paragraph 9(a) hereof, Acquiror acknowledges that ETI has made no representation whatsoever regarding its business activities other than as contained herein and/or by Exhibits and/or Schedules annexed hereto including, but not limited to its certified financial statements and notes thereto; ETI understanding that Acquiror is fully relying on the representations contained in such documents and would not entertain the acquisition contemplated herein absent such documents being wholly accurate and complete in all material respects.

         10. COVENANTS OF ACQUIROR. From the date hereof until the Closing Date, Acquiror shall:

                  (a) Conduct its business activities and affairs in the ordinary course of business, which shall mean that it shall conduct no activity other than activities preparatory to the closing hereunder;

                  (b) Use its best efforts to preserve its business organization intact;

                  (c) Properly and promptly give ETI notice of any change in its financial condition, business or affairs;

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                  (d) Not mortgage, pledge, transfer or assign any of its asset, nor dissolve, liquidate, cease to do business as a going concern or merge with any other entity;

                  (e) Maintain its books and records in a manner consistent with past practices;

                  (f) Not incur any liabilities or contingent liabilities; and not enter into any agreements (except as may be indicated in this Acquisition Agreement);

                  (g) Make available for inspection all books and records or other information which ETI or the Shareholders may reasonably request from time to time as ETI or the Shareholders deem necessary or appropriate to evaluate the business, affairs and financial condition of Acquiror;

                  (h) Acquiror shall: (i) retain as confidential and not to reveal to any others for any reason whatsoever all information furnished by ETI or at its request, concerning ETI, its present and proposed business, its financial condition, and its officers, directors and Shareholders; and (ii) not, directly or indirectly, use any such information to compete in any way with any present or presently contemplated business of ETI excepting for all disclosure as may be required by applicable federal, state and local laws as well as (but by no means limited to) applicable SEC rules and regulations.

                  (j) Acquiror shall not issue any public statements, cause any press releases to be issued or cause any mailings to its stockholders to be made regarding any of the transactions contemplated herein without first providing ETI's counsel with the proposed written statements or releases and without first obtaining ETI's counsel's written consent regarding publication of such statements, which consent shall not be unreasonably withheld.

         10.1 COVENANTS OF ETI, ACQUIROR AND SHAREHOLDERS. From the date hereof until the Closing, Acquiror shall:

                  (a) Not authorize nor make any change or amendment in their respective Certificates of Incorporation, By-Laws, or any other document governing either of them; excepting for such amendment to Acquiror's Certificate of Incorporation as may be necessary to effectuate the transactions contemplated herein.

                  (b) Not authorize or issue or in any way obligate either of them to issue any of their respective securities or options or any other rights to acquire any such securities.

         10.2     FURTHER COVENANTS OF ETI AND ACQUIROR

                  (a) Acquiror, its principals and ETI acknowledge and understand that this Agreement indicates various intentions, which intentions if consummated would result in (a) changes in control of the Acquiror, (b) acquisition of assets by Acquiror and (c) acceptance of tendered resignations by certain of Acquiror's current directors and the nomination and election to Acquiror's Board of Directors of new directors as more fully set forth herein.

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                  (b) The parties hereto further acknowledge that the Agreement contains a significant number of material conditions precedent to the consummation of the proposed transaction and indicates that if Acquiror's and ETI' intention to consummate the transaction materializes that Acquiror shall issue a significant number of restricted shares of its Common Stock to ETI's current stockholder in exchange for all of ETI's then issued and outstanding securities (so that ETI will be wholly a owned subsidiary of Acquiror upon consummation of the proposed transaction).

         11. CONTINUATION AND SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants made in this Agreement shall continue to be true and correct at and as of the Closing Date and shall survive the Closing and the consummation of the transactions contemplated by this Agreement for two years from the closing date hereof unless otherwise expressly provided herein.

         12. CONDITIONS PRECEDENT TO THE OBLIGATION OF ACQUIROR. The obligations of Acquiror under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of ETI under paragraph 5 hereof, and Shareholders under paragraph 6 hereof, herein contained shall have been true and correct in all material respects when made, and, in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on the Closing Date.

                  (b) PERFORMANCE OF AGREEMENTS. ETI and Shareholders shall have in all material respects performed all obligations, agreements, covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date.

                  (c) CORPORATE APPROVALS. All necessary corporate action on the part of the directors and holders of ETI Common approving the transactions contemplated by this Agreement shall have been taken.

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                  (d) SATISFACTORY TO COUNSEL. All proceedings taken by ETI and all instruments executed and delivered by ETI on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for Acquiror.

                  (e) ABSENCE OF PROHIBITIONS. No court order prohibiting the acquisition by Acquiror of the ETI Common set forth herein shall be in effect.

         13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ETI AND SHAREHOLDERS. The obligations of ETI and Shareholders, under this Agreement are subject to the satisfaction of the following conditions on or before the Closing
Date:

                  (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Acquiror herein contained shall have been true and correct in all respects when made, and, in addition, shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on the Closing Date.

                  (b) PERFORMANCE OF AGREEMENTS. Acquiror shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

                  (c) CORPORATE APPROVAL. All necessary corporate action on the part of the Board of Directors and shareholders of Acquiror approving the transactions contemplated by this Agreement shall have been taken (including, but not limited to the resignation of existing management, the election of New Management and the execution of the consulting agreements referred to herein.

                  (d) CASH OF ACQUIROR. As of the time of the Closing, the Acquiror shall not have any liabilities (fixed or contingent) in except for legal and/or accounting expenses relating to the transactions contemplated herein not in excess of $5,000 and shall have cash assets of no less than $2,400 and will have gross proceeds of at least $200,000 of its private placement.

                  (e) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Acquiror and all instruments executed and delivered by Acquiror on or prior to the Closing Date in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to counsel for ETI.

                  (f) DIRECTORS AND OFFICERS. Acquiror shall have caused the following persons to be elected as the directors and officers of Acquiror : (i) Robert Ziglin, Chairman of the Board, President and a Director; (ii) Frank J. Hariton, Secretary and a Director, James Cox, Executive Vice President and a Director (collectively "New Management").

                  (g) NO OBLIGATIONS, ETC. The Shareholders shall have received documentation establishing to their reasonable satisfaction and that of their counsel that Acquiror has no further obligations in respect of prior dealings with anyone or any firm except as disclosed in its aforesaid financial statements and/or as disclosed herein.

                  (h) PRIVATE PLACEMENT CLOSING. Acquiror shall have sold no less than the Minimum Shares in its Private Placement and shall have raised gross proceeds of no less than $200,000.

         14. DELIVERIES TO ACQUIROR ON THE CLOSING DATE. On the Closing Date, ETI and Shareholders shall deliver to Acquiror the following:

                  (a) Two certificates (i) one of which is executed by the President of ETI confirming that the representations and warranties made pursuant to paragraph 5 of this Agreement, and (ii) the second of which is executed by Shareholders confirming that the representations and warranties made pursuant to paragraph 6 of this Agreement, are true and correct in all material respects when first made and on the Closing Date.

                  (b) Certified copies of resolutions duly adopted by the Board of Directors of ETI authorizing the execution, delivery and performance of this Agreement, the consulting agreements, the election of New Management and the resignations of existing management (except for Dr. Eugene Stricker) and the consummation of the transactions contemplated hereby.

                  (c) Good Standing Certificate and Tax Certificate or its equivalent issued by the appropriate Secretary of State of Arizona authorities and dated within a reasonable time of the Closing Date.

                  (d) A certificate from the President of ETI stating that he has read the Private Placement Memorandum used by Acquiror in the Private Placement and that, insofar as it described ETI and its business, such Private Placement Memorandum was true accurate and complete and did not fail to disclose any fact necessary to make the disclosures therein not misleading.

                  (e) An Investment Letter executed by the Shareholders in the form of presented as an Exhibit attached hereto.

                  (f) Certificates for all issued and outstanding shares of ETI Common, in form satisfactory for transfer (including the requisite stock powers).

         15. DELIVERIES TO ETI ON THE CLOSING DATE. On the Closing Date, Acquiror shall deliver to ETI the following:

                  (a) Certificate executed by the President of Acquiror confirming that the representations and warranties made pursuant to the Agreement are true and correct when first made and on the Closing Date and confirming compliance with the provisions of Section 13 hereof.

                  (b) Certified copies of resolutions duly adopted by the Board of Directors of Acquiror authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                  (c) Good Standing Certificate issued by the Secretary of State of the State of Delaware and a no-tax lien certificate issued by the proper agency of the State of Delaware, and dated within a reasonable time of the Closing Date.

                  (d) Stock certificates evidencing ownership of Acquiror Common registered in the names of the Shareholders pursuant to Section 2 hereof.

                  (e) Such resignations of the present officers and directors of Acquiror as are required under this Agreement.

         16. CLOSING. The parties hereto agree that the closing hereunder ("Closing") and the Closing Date hereunder shall be held on or before August 31, 2000, unless the parties shall otherwise unanimously agree in writing to either an earlier or later date. In the event this transaction has not closed by such date as is indicated in this paragraph 16, it may be abandoned by either party pursuant to paragraph 18 hereof.

         17. INDEMNIFICATION. Within the period provided in paragraph 11 hereof and in accordance with the terms thereof, each party to this Agreement, jointly and severally, shall indemnify and hold harmless each other party to whom a duty is owed hereunder by such party against and in respect to any liability, damage or deficiency in all actions, suits, proceedings, demands, assessments, judgments, cost and expenses, including attorneys' fees incident to any of the foregoing, resulting from any misrepresentation, breach of covenant or warranty or other non-fulfillment of any agreement on the part of any such party under this Agreement or from any misrepresentations or omissions from any document furnished or to be furnished to a party hereunder. After the Closing, any indemnification obligation of ETI shall be the obligation of the present shareholders of each of ETI, who may satisfy the same by reducing the number of Acquiror shares which he owns. ETI, its shareholders and the Acquiror jointly and severally, hereby (a) agree to the venue and jurisdiction of or in the state and federal courts of New York in connection with any actions commenced under this paragraph 17, and the enforcement of any settlements, orders, decrees and judgments arising therefrom or related thereto, and (b) irrevocably appoint the attorney who is listed as receiving a copy of the notices to it, to accept and receive any and all notices, service, orders, decrees, summons, pleadings and other documents relating thereto.

         18.      WAIVER, MODIFICATION, ABANDONMENT.

                  (a) WAIVERS. The failure of Acquiror to comply with any of its obligations, agreements or conditions as set forth herein may be waived expressly in writing by ETI, by action of its Board of Directors without the requirement of a vote of holders of ETI Common. The failure of ETI and/or the Shareholders to comply with any of their obligations, agreements or conditions as set forth herein may be waived expressly in writing by Acquiror, by action of its Board of Directors, without the requirement of a vote of Acquiror shareholders.

                  (b) MODIFICATION. This Agreement may be modified (only in writing) at any time in any respect by the unanimous consent of all of the parties hereto.

                  (c) ABANDONMENT. The transactions contemplated by this Agreement may be abandoned on or before the Closing Date, notwithstanding approval of this Agreement by the shareholders of any party but only:

                      (i) By the mutual agreement of the Boards of Directors of Acquiror and ETI;

                      (ii) By the Board of Directors of Acquiror if any of the conditions provided in paragraph 12 or paragraph 14 shall not have been satisfied, complied with or performed in any material respect, and the Board of Directors of Acquiror shall not have waived in writing such failure of satisfaction, non-compliance or non-performance; or

                      (iii) By the Board of Directors of ETI, if any of the conditions provided in paragraph 13 or paragraph 15 shall not have been satisfied, complied with or performed in any material respect, and the Board of Directors of ETI shall not have waived in writing such failure of satisfaction, non-compliance or non-performance.

                  (d) EFFECT OF ABANDONMENT. If the transactions contemplated by this Agreement are abandoned as provided for in paragraph 18 hereof, (i) this Agreement shall forthwith become wholly void and shall have no effect and there shall be no liability to any party to this Agreement or to the directors, officers, representatives and agents of any such parties and (ii) each party shall pay its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, and experts, if any.

         19. EXECUTION. This Agreement shall become binding and legally effective when it has been executed by Acquiror, ETI and Shareholders.

         20.      MISCELLANEOUS.

                  (a) FINDERS. Except as may be specifically set forth herein or in Exhibit G hereto, the parties acknowledge that there are no persons entitled to receive any finder's fee, brokerage or similar commission or fee in connection with the transactions contemplated by this Agreement and each party hereto indemnifies and holds the other parties harmless against any claim for any such finder's fee based on the alleged retention of a finder.

                  (b) CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as they are applied to agreements executed, delivered and to be performed entirely within the State of New York.

                  (c) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails, first class postage prepaid, or by recognized overnight courier, addressed as set forth below:

                       (i)      If to Acquiror:
                                Internet Brandsmall, Inc.
                                c/o Madison Venture Capital II, Inc.
                                150 East 58th Street - 24th Floor
                                New York, New York 10022
                                     Attn.: Dr. Eugene Stricker, President

                                with a copy, given in the manner prescribed above to:

                                Frank J. Hariton, Esq.
                                1065 Dobbs Ferry Road
                                White Plains, New York 10607

                       (ii)     If to ETI and Shareholders:

                                Emerging Technologies, Inc.
                                668 North 44th Street
                                Phoenix AZ 85012
                                     Attn: Robert Ziglan, President and CEO

                                with a copy, given in the manner prescribed above to:

                                Frank J. Hariton, Esq., as above

Any party may alter the address to which communications are to be sent by giving written notice of such change and address by conformity with the provisions of this paragraph of the giving of notice.

                  (d) BINDING NATURE OF AGREEMENTS; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  (e) ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing.

                  (f) FURTHER ASSURANCES. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such actions as may be reasonably requested by any other party to carry out the intended purposes of this Agreement.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  (h) WAIVER OF ATTORNEY CONFLICTS. Each party hereto confirms that he, she or it has been advised that: (i) Frank J. Hariton, Esq. has acted as counsel to Madison Venture Capital II, Inc. on many occasions over many years; (ii) The principals of Madison Venture Capital II, Inc. are Dr. Eugene Stricker and Mark Schindler, who are also founders and principal shareholders of Acquiror. Frank J. Hariton, Esq. is also acting as counsel to ETI and the Shareholders. In such circumstances it is inevitable that conflicts will arise. Each party has waived the opportunity to obtain separate counsel.

                   {BALANCE OF PAGE INTENTIONALLY LEFT BLANK.}

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


INTERNET BRANDSMALL, INC.



By: /s/ DR. EUGENE STRICKER
    ----------------------------------------
    Dr. Eugene Stricker,  President


                          Attest: /s/ MARK SCHINDLER
                                  ---------------------------------------
                                  Mark Schindler, Secretary


EMERGING TECHNOLOGIES, INC.

By: /s/ ROBERT ZIGLIN
    ----------------------------------------
    Robert Ziglin, President



                          Attest: /s/
                                  ---------------------------------------
                                                        , Secretary


SHAREHOLDERS

----------------------------------------------------
         Robert Ziglin - XXXXX Shares



----------------------------------------------------



----------------------------------------------------



----------------------------------------------------

                                   SCHEDULE A
                    SHAREHOLDERS OF EMERGING TECHNOLOGY, INC.


NAME          ADDRESS         NUMBER OF SHARES ETI     NUMBER OF SHARES ACQUIROR

                            FORM OF INVESTMENT LETTER

Internet Brandsmall, Inc.
c/o Madison Venture Capital II, Inc.
150 East 58th Street - 24th Floor
New York, New York 10022

Gentlemen:

         The undersigned hereby agrees to exchange all of the undersigned's Common Shares (hereinafter "Common Shares") in Emerging Technologies, Inc., an Arizona corporation (hereinafter "ETI") pursuant to an Acquisition Agreement, dated as of June 15, 2000, for the number of Common Shares of Internet Brandsmall, Inc. (the "Corporation") set forth under my name below. In that regard, there is transmitted herewith the number of shares of Common Stock of ETI set forth under my name below.

         In connection with the foregoing exchange of Securities, the undersigned warrants and represents the following:

1. The acquisition offer and corresponding exchange of the Securities was directly communicated to the undersigned in such a manner that the undersigned was able to ask questions and receive satisfactory answers concerning the terms and conditions of this issuance and at no time was the undersigned presented with or solicited by any promotional meeting, newspaper, magazine, radio or television advertisement or any other form of general advertising or solicitation;

2. The undersigned conducted his own due diligence on the Corporation, including a review of its Private Placement Memorandum relating to the offer and sale of 600,000 shares of its common stock on a best efforts, 400,000 shares or none, basis;

3. The Shares are being acquired by the undersigned for investment in exchange for the undersigned's own Securities of ETI for my own account as "Restricted Securities" as that term is defined in Rule 144 of the Rules and Regulations adopted by the Securities and Exchange Commission under the Act and not with a view to the distribution thereof by public sale or other disposition. The undersigned does not intend to subdivide its acquisition with anyone;

4. The undersigned understands that the Shares being acquired hereunder have not been registered under the Act or the securities laws of any state;

5. The undersigned understands that it must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Act or any state securities laws, and therefore, cannot be sold unless subsequently registered under the Act and any applicable state securities laws, or unless exemption from such registrations are available;

6. The undersigned understands that the Corporation will restrict the transfer of the Shares in accordance with the foregoing representations;

7. The undersigned agrees that all certificates representing Shares will contain the following legend or a substantial equivalent:

         "The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as that term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, the availability of which is to be established to the satisfaction of the Corporation."

8. The undersigned agrees that if the Corporation should appoint a transfer agent, then a stop transfer order prohibiting the transfer of the Shares will be placed by the Corporation with its transfer agent;

9. The undersigned acknowledges and hereby agrees that the Corporation is under no obligation to register or qualify the Shares under the Act and the rules and regulations adopted thereunder unless otherwise specifically agreed to in writing by the Corporation;

10. The undersigned represents and warrants that in connection with the acquisition of the Shares, the undersigned has had made available or assessable to it, by the Corporation and its officers and directors, all information which it has deemed material to making an informed investment decision to acquire the Shares prior to its exchange of Shares; and

11. The undersigned acknowledges that there is no trading market for the Shares and no assurance can be given that such market will ever develop.

Very truly yours,


---------------------------------------
         Signature

Print Name:
            -------------------------------------

Number of Emerging Technologies, Inc. shares being surrendered:
                                                              ------------------


Number of Internet Brandsmall, Inc. shares being received:
                                                          ----------------------


Address:
         -----------------------------------------------------

         -----------------------------------------------------

Social Security Number:
                           ------------------------------

Dated:
       ----------------------------------------